SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant |X|

Filed by a party other than the Registrant |_|

Check the appropriate box:

|X|   Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|_|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant toss.240.14a-11(c) orss.240.14a-12


                          CADENCE RESOURCES CORPORATION
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

      1)    Title of each class of securities to which transaction applies:
      2)    Aggregate number of securities to which transaction applies:
      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
      4)    Proposed maximum aggregate value of transaction:
      5)    Total fee paid:

|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:
      2)    Form, Schedule or Registration Statement No.:
      3)    Filing Party:
      4)    Date Filed:

                                PRELIMINARY COPY

                          CADENCE RESOURCES CORPORATION
                       4110 COPPER RIDGE DRIVE, SUITE 100
                          TRAVERSE CITY, MICHIGAN 49684

                ------------------------------------------------

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                           TO BE HELD JANUARY 27, 2006

                ------------------------------------------------

NOTICE IS HEREBY GIVEN that a Special Meeting of the Stockholders ("the Meeting") of CADENCE RESOURCES CORPORATION (the "Company" or "Cadence" or the "Corporation"), a Utah corporation, will be held at 4110 Copper Ridge Drive, Building D, Suite 100, Traverse City, Michigan 49684, on January 27, 2006 at 9:00 a.m., local time, to consider and act upon the following:

      1. to approve a change of the name of CADENCE RESOURCES CORPORATION to AURORA OIL & GAS CORPORATION, to be effective on the date the Company is admitted for listing on the American Stock Exchange;

      2. to consider ratification of Article II, Section 6 of the Company's existing bylaws permitting stockholders to take action in writing without a formal meeting;

      3. to approve an increase in the Company's authorized shares of common stock from 100,000,000 shares to 250,000,000 shares; and

      4. to consider and transact such other business as may properly come before the Meeting or any adjournment thereof.

      The foregoing items of business are more fully described in the Proxy Statement which, along with a form of proxy, is enclosed herewith. Only holders of record of Cadence common stock at the close of business on December 31, 2005 are entitled to receive notice of and to attend the Meeting and any adjournments thereof. A complete list of the stockholders entitled to vote will be available for inspection by any stockholder, for any purpose germane to the Meeting: (i) at least 10 days prior to the Meeting during ordinary business hours at the offices of the principal executive offices of the Company listed above; and (ii) at the Meeting. If you do not expect to be present at the Meeting, you are requested to fill in, date and sign the enclosed Proxy, which is solicited by the Board of Directors of the Company, and to mail it promptly in the enclosed envelope. In the event you attend the Meeting in person, you may, if you desire, revoke your Proxy and vote your shares in person.

                                        By Order of the Board of Directors


                                        ----------------------------------------
                                        John P. Ryan, Secretary

Dated this ____ day of January, 2006

                                PRELIMINARY COPY

                          CADENCE RESOURCES CORPORATION
                       4110 COPPER RIDGE DRIVE, SUITE 100
                          TRAVERSE CITY, MICHIGAN 49684

                ------------------------------------------------

                                 PROXY STATEMENT
                         SPECIAL MEETING OF STOCKHOLDERS
                                JANUARY 27, 2006

                ------------------------------------------------

This proxy statement ("Proxy Statement") is furnished in connection with the solicitation of proxies by the Board of Directors of Cadence Resources Corporation (the "Company"), to be voted at the Special Meeting of Stockholders of the Company (the "Meeting") which will be held at 4110 Copper Ridge Drive, Building D, Suite 100, Traverse City, Michigan 49684 on January 27, 2006 at 9:00 a.m., local time, and any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Stockholders and in this Proxy Statement.

The principal executive offices of the Company are located at 4110 Copper Ridge Drive, Suite 100, Traverse City, Michigan 49864. The approximate date on which this Proxy Statement and accompanying proxy will first be sent or given to stockholders is January 14, 2006.

A proxy, in the enclosed form, which is properly executed, duly returned to the Company and not revoked will be voted in accordance with the instructions contained therein or, in the absence of specific instructions, will be voted in favor of the proposals and in accordance with the judgment of the person or persons voting the proxy on any other matter that may be brought before the Meeting. Each such proxy granted may be revoked at any time thereafter by writing to the Secretary of the Company prior to the Meeting, by execution and delivery of a subsequent proxy or by attendance and voting in person at the Meeting, except as to any matter or matters upon which, prior to such revocation, a vote shall have been cast pursuant to the authority conferred by such proxy. The cost of soliciting proxies will be borne by the Company. Following the mailing of the proxy materials, solicitation of proxies may be made by officers and employees of the Company, or anyone acting on their behalf, by mail, telephone, electronic mail, facsimile, telegram or personal interview.

                                VOTING SECURITIES

Stockholders of record as of the close of business on December 31, 2005 (the "Record Date") will be entitled to notice of, and to vote at, the Meeting or any adjournments thereof. On the Record Date, there were 59,338,761 outstanding shares of the Company's common stock, $0.01 par value per share. Each holder of common stock is entitled to one vote for each share held by such holder. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of common stock is necessary to constitute a quorum at the Meeting. Proxies submitted which contain abstentions and broker non-votes will be deemed present at the Meeting for determining the presence of a quorum.

Shares abstaining with respect to any matter will be considered votes represented, entitled to vote and cast with respect to that matter. Shares subject to broker non-votes with respect to any matter will be considered not voted with respect to that matter.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth, as of the Record Date, certain information regarding the ownership of voting securities of the Company by each stockholder known to the management of the Company to be: (i) the beneficial owner of more than 5% of the Company's outstanding common stock; (ii) the directors of the Company; (iii) the current executive officers of the Company; and (iv) all executive officers and directors as a group. The Company believes that the beneficial owners of the common stock listed below, based on information furnished by such owners, have sole investment and voting power with respect to such shares.

--------------------------------------------------------------------------------
                                                       Amount and
                                                       Nature of     Percent of
Name and Address of                                    Beneficial    Outstanding
Beneficial Owner(1)                                    Ownership       Shares
----------------------------------------            ---------------  -----------

Howard M. Crosby                                      1,296,840(2)         2.19%

John P. Ryan                                            909,774(3)         1.53%

Kevin D. Stulp                                          527,500(4)         0.89%

Nathan A. Low Roth IRA and affiliates                 5,852,142(5)         9.24%
    641 Lexington Ave
    New York, NY 10022

Thomas A. Kaplan                                      3,890,992(6)         6.56%
    154 West 18th Street
    New York, NY 10011

Rubicon Master Fund (7)                               8,000,000(8)        12.61%
    c/o Rubicon Fund Management, LLP
    P103 Mount Street
    London W1K 2TJ, UK

Crestview Capital Master, LLC                         5,158,200(9)         8.69%
    95 Revere Drive, Suite A
    Northbrook, IL 60062

William W. Deneau                                     4,232,500(10)        7.13%

Gary J. Myles                                           259,998(11)        0.44%

Earl V. Young                                           386,204(12)        0.65%

Richard Deneau                                               --               --
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                       Amount and
                                                       Nature of     Percent of
Name and Address of                                    Beneficial    Outstanding
Beneficial Owner(1)                                    Ownership       Shares
----------------------------------------            ---------------  -----------

Ronald E. Huff                                               --               --

John V. Miller, Jr.                                   3,289,762(13)        5.54%

Thomas W. Tucker                                      3,848,194(14)        6.49%

Lorraine M. King                                        360,000(15)        0.61%

All executive officers and directors as a group      15,108,772(16)       25.46%
    (11 persons)
--------------------------------------------------------------------------------

(1) Addresses are only given for holders of more than 5% of the outstanding common stock of Cadence who are neither officers nor directors of the Company.

(2) Based on Form 4 - Statement of Changes in Beneficial Ownership of Securities filed with the SEC by Howard Crosby on December 30, 2005. Includes 154,168 shares of our common stock held by Crosby Enterprises, Inc., 36,000 shares of our common stock owned by the Crosby Family Living Trust, 117,000 shares of our common stock by CORK Investments, Inc., and options to purchase 50,000 shares of our common stock.

(3) Includes warrants currently exercisable for 37,500 shares of our common stock, 172,875 shares of our common stock owned by Nancy Martin-Ryan, 45,000 shares of our common stock owned by John Ryan as custodian for Karen Ryan, 45,000 shares of our common stock owned by John Ryan as custodian for Patrick Ryan, 150,000 shares of our common stock owned by J.P. Ryan Company, Inc., and 87,500 shares of our common stock owned by Andover Capital Corporation.

(4) Includes options and warrants currently exercisable for 150,000 shares of our common stock, 2,750 shares of our stock owned by the Kevin Dale Stulp IRA and 1,750 shares of our common stock owned by The Kevin and Marie Stulp Charitable Remainder Unitrust of which Mr. Stulp is a co-trustee.

(5) Based on information included in an amendment to Schedule 13D/A filed with the SEC on November 10, 2005, Nathan A. Low has the sole power to vote or direct the vote of, and the sole power to direct the disposition of, the shares held by the Nathan A. Low Roth IRAs and the shares held by him individually, which total 4,034,767 shares of our common stock, which includes 108,375 shares of our common stock issuable upon exercise of warrants. Although Nathan A. Low has no direct voting or dispositive power over an aggregate 1,017,375 shares of our common stock held by Lisa Low as trustee for the Nathan A. Low Family Trust and as custodian for the Neufeld minor children, he may be deemed to beneficially own those shares because his wife, Lisa Low, is the trustee of the Family Trust and custodian for the Neufeld children. Similarly, Nathan A. Low may be deemed to beneficially own those shares of our common stock underlying options and warrants (a total of 157,375 shares of our common stock) held for the benefit of his children, because his wife has sole voting and dispositive power over such shares. Therefore, Nathan A. Low reports shared voting and dispositive power over 5,482,142 shares of our common stock. Also includes warrants currently exercisable to purchase 800,000 shares of our common stock. Does not include warrants to purchase 914,000 shares of our common stock, which warrants were acquired January 31, 2005.

(6) Consists of 480,811 shares of our common stock owned by LCM Holdings, LDC, 480,811 shares owned by Electrum Resources, 1,329,370 shares owned by Electrum Capital, LLC, and warrants currently exercisable to purchase 800,000 shares of our common stock.

(7) Pursuant to investment agreements, each of Rubicon Fund Management Ltd., a company organized under the laws of the Cayman Islands, which we refer to in this footnote as Rubicon Fund Management Ltd., and Rubicon Fund Management LLP, a limited liability partnership organized under the laws of the United Kingdom, which we refer to in this footnote as Rubicon Fund Management LLP, Mr. Paul Anthony Brewer, Mr. Jeffrey Eugene Brummette, Mr. William Francis Callanan, Mr. Vilas Gadkari, Mr. Robert Michael Greenshields and Mr. Horace Joseph Leitch III, share all investment and voting power with respect to the securities held by Rubicon Master Fund. Mr. Brewer, Mr. Brummette, Mr. Callanan, Mr. Gadkari, Mr. Greenshields and Mr. Leitch control both Rubicon Fund Management Ltd. and Rubicon Fund Management LLP. Each of Rubicon Fund Management Ltd., Rubicon Fund Management LLP, Mr. Brewer, Mr. Brummette, Mr. Callanan, Mr. Gadkari, Mr. Greenshields and Mr. Leitch disclaim beneficial ownership of these securities.

(8) Based on Form 3 - Initial Statement of Beneficial Ownership of Securities filed with the SEC by Rubicon Master Fund on April 13, 2005. Does not include warrants to purchase 8,000,000 shares of our common stock, which warrants were acquired January 31, 2005.

(9) Does not include warrants to purchase 1,840,000 shares of our common stock, which warrants were acquired January 31, 2005.

(10) Consists of 3,272,000 shares of our common stock held by the Patricia A. Deneau Trust, 340,500 shares held by the Denthorn Trust, 20,000 shares held by White Pine Land Services, and options currently exercisable for 600,000 shares of our common stock.

(11) Includes options currently exercisable for 199,998 shares of our common stock.

(12) Includes options currently exercisable for 199,998 shares of our common stock.

(13) Consists of 1,689,762 shares of our common stock held by Circle M, 1,000,000 shares held by Miller Resources, and options currently exercisable for 600,000 shares of our common stock.

(14) Consists of 24,646 shares of our common stock held by Jet Exploration, 1,607,574 shares held by the Sandra Tucker Trust, 1,615,974 shares held by the Thomas Tucker Trust, and options currently exercisable for 600,000 shares of our common stock.

(15) Includes options currently exercisable for 160,000 shares of our common stock.

(16) Includes options and warrants currently exercisable for an aggregate of 2,597,496 shares of our common stock.

                    STOCKHOLDER COMMUNICATIONS AND PROPOSALS

Generally, a stockholder who has a question or concern regarding the business or affairs of the Corporation should contact Lori King, the Corporation's CFO. However, if a stockholder would like to address a question directly to the Board of Directors, to a particular Committee, or to any individual director, the stockholder may do so by sending his or her question in writing addressed to the Board of Directors, a specific committee or one or more specific directors, c/o Cadence Resources Corporation, 4110 Copper Ridge Drive, Suite 100, Traverse City, Michigan 49684, and marked "Stockholder Communication". The Corporation has a policy of generally responding in writing to each bona fide, non-frivolous, written communication from an individual stockholder.

In addition, questions may be asked of any director at the Corporation's annual stockholders meeting. The Corporation schedules its annual stockholders meeting on the same day as a regularly scheduled quarterly meeting of the Board of Directors, so all directors generally attend.

Stockholders may submit proposals to be included in the Corporation's proxy statement for the Corporation's next annual meeting as provided in SEC Rule 14a-8. To submit such a proposal, a stockholder must mail the proposal to the Board of Directors as a stockholder communication in the manner described above. The deadline for submitting a stockholder proposal for inclusion in the proxy statement for the 2006 annual meeting is March 3, 2006. Any proposal received after this date will not be eligible to be included in the proxy statement.

                       ACTIONS TO BE TAKEN AT THE MEETING

                                   PROPOSAL 1

          PROPOSED AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION
                       TO CHANGE THE NAME OF THE COMPANY

The Board of Directors has unanimously voted to recommend to the stockholders a change in the Company's name from "Cadence Resources Corporation" to "Aurora Oil & Gas Corporation." In the judgment of the Board of Directors, the change of corporate name is desirable to better reflect the Company's recent acquisition of Aurora Energy, Ltd., as a wholly owned subsidiary. This merger is being accounted for as a reverse merger, with Aurora being treated as the acquiring party for accounting purposes. The affirmative vote of the holders of a majority of all outstanding shares of common stock is required for adoption of this proposal. If the proposal is approved, Article I of the Articles of Incorporation will be amended to change the name of the Company to "Aurora Oil & Gas Corporation." If the amendment is adopted, stockholders will not be required to exchange outstanding stock certificates for new certificates.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE PROPOSAL TO AMEND THE COMPANY'S ARTICLES OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY TO "AURORA OIL & GAS CORPORATION".

                                   PROPOSAL 2

       PROPOSED RATIFICATION OF ARTICLE II, SECTION 6 OF THE CORPORATION'S
            EXISTING BYLAWS PERMITTING STOCKHOLDERS TO TAKE ACTION IN
                        WRITING WITHOUT A FORMAL MEETING

The Board of Directors of the Company unanimously recommends to the stockholders that they consider and approve a proposal which would ratify Article II, Section 6 of the Company's existing bylaws permitting stockholders to take action in writing without a formal meeting. This stockholder ratification is being sought to satisfy Section 16-10a-1704(4) of the Utah Revised Business Corporation Act, which requires a corporation in existence prior to July 1, 1992 to have the stockholders approve the Company's ability to have the Company act by written consent of fewer than all of the stockholders. The general effect of the ratification would be to increase efficiency and expediency in the execution of corporate affairs in a manner compliant with federal and state law.

THE BOARD OF DIRECTORS  RECOMMENDS A VOTE "FOR" THE  RATIFICATION OF ARTICLE II,
SECTION 6 OF THE COMPANY'S EXISTING BYLAWS PERMITTING STOCKHOLDERS TO TAKE ACTION IN WRITING WITHOUT A FORMAL MEETING.

                                   PROPOSAL 3

                 PROPOSED AMENDMENT TO THE COMPANY'S ARTICLES OF
              INCORPORATION TO INCREASE AUTHORIZED COMMON STOCK OF
          THE COMPANY FROM 100,000,000 SHARES $0.01 PAR VALUE PER SHARE
                TO 250,000,000 SHARES, $0.01 PAR VALUE PER SHARE

The Board of Directors of the Company unanimously recommends to the stockholders that they consider and approve a proposed amendment to Article IV of the
Company's Articles of Incorporation which would increase the Company's authorized shares from 100,000,000 shares of common stock, par value $0.01 per share, to 250,000,000 shares of common stock, par value $0.01 per share. The proposed amendment would revise Article IV of the Company's Certificate of Incorporation to read in part as follows:

"The aggregate number of shares which the Corporation shall have the authority to issue is 250,000,000 (Two Hundred Fifty Million) common shares of $0.01 par value...."

The Board of Directors recommends a vote "FOR" this proposal.

The Board of Directors believes that the increase in the number of authorized shares will benefit the Company by improving its flexibility to consider and respond to future business opportunities and needs. Out of the 100,000,000 shares currently authorized, over 88,000,000 shares are either issued and outstanding or reserved for issuance upon exercise of outstanding options and warrants. The additional authorized shares will be available for issuance from time to time in connection with possible financings, the acquisitions of oil and gas properties and companies, and the Company's Equity Incentive Plan. Authorized shares may be issued from time to time without action by the Company's stockholders to such persons and for such consideration and on such terms as the Board of Directors determines. The Company has no current plans to issue these newly authorized shares for any specific purpose.

An affirmative vote by the holders of a majority of the outstanding shares of common stock entitled to vote at the meeting is required for the adoption of this proposal to amend the Articles of Incorporation.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED COMMON STOCK.

The Company's financial statements and management's discussion and analysis of financial condition and results of operations may be found in the Company's Form 10-KSB for the period ending September 30, 2005, that was filed with the SEC on December 29, 2005. Management does not believe that this information is material for the exercise of prudent judgment in connection with the request for approval to increase the number of authorized shares. Nonetheless, stockholders are encouraged to review the Form 10-KSB as filed.

                          CADENCE RESOURCES CORPORATION

                                   PROXY CARD

             SOLICITED ON BEHALF OF THE COMPANY'S BOARD OF DIRECTORS

The undersigned holder(s) of common stock of CADENCE RESOURCES CORPORATION, (the "Company" or "Cadence"), hereby constitutes and appoints William W. Deneau, President and Chairman of the Board of the Company, and Lorraine M. King, Chief Financial Officer, or instead of them* _________________________ as Proxy of the undersigned with full power of substitution for the undersigned and in the name, place, and stead of the undersigned, to vote all of the undersigned's shares of Cadence stock, according to the number of votes and with all the powers the undersigned would possess if personally present, at the Special Meeting of Stockholders of the Company, to be held at 4110 Copper Ridge Drive, Building D, Traverse City, Michigan 49684, January 27, 2006, at 9:00 a.m., local time, and at any adjournments or postponements thereof.

The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement relating to the meeting and hereby revokes any proxy or proxies heretofore given.

Each properly executed proxy will be voted in accordance with the specifications made on the reverse side of this Proxy Card and in the discretion of the proxies on any other matter that may properly come before the meeting. Where no choice is specified, this Proxy will be voted: (i) FOR a change of the name of CADENCE RESOURCES CORPORATION to AURORA OIL & GAS CORPORATION; (ii) FOR ratification of
Article II, Section 6 of the Company's existing bylaws; and (iii) FOR an increase in the Company's authorized shares of common stock from 100,000,000 shares to 250,000,000 shares.

            PLEASE MARK, DATE AND SIGN THIS PROXY ON THE REVERSE SIDE

__________________         ______________     PLEASE MARK YOUR CHOICE LIKE
  ACCOUNT NUMBER              COMMON          THIS IN BLUE OR BLACK INK:     |X|

                      Will attend the meeting in person |_|

*INSTRUCTIONS: A STOCKHOLDER HAS THE RIGHT TO APPOINT ANY PERSON TO ATTEND THE MEETING AND ACT ON THE STOCKHOLDER'S BEHALF. IF THE STOCKHOLDER DESIRES TO
APPOINT A PERSON OTHER THAN THOSE NAMED IN THIS PRINTED DOCUMENT, THE STOCKHOLDER SHOULD INSERT THE NAME AND ADDRESS OF THE DESIRED PERSON IN THE BLANK SPACE PROVED.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR A CHANGE OF THE NAME OF THE COMPANY TO AURORA OIL & GAS CORPORATION; (II) FOR RATIFICATION OF ARTICLE II, SECTION 6 OF THE COMPANY'S EXISTING BYLAWS; AND (III) FOR AN INCREASE IN THE COMPANY'S AUTHORIZED SHARES OF COMMON STOCK FROM 100,000,000 SHARES TO 250,000,000 SHARES.


(1) Approval of the name change from Cadence Resources Corporation to Aurora Oil & Gas Corporation:

                             FOR     AGAINST     ABSTAIN

                             |_|       |_|         |_|

(2)   Approval of ratification of Article II, Section 6 of the Company's bylaws:

                             FOR     AGAINST     ABSTAIN

                             |_|       |_|         |_|

(3) Approval of an increase in the Company's authorized shares of common stock from 100,000,000 shares to 250,000,000 shares:

                             FOR     AGAINST     ABSTAIN

                             |_|       |_|         |_|

(4) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting.

Dated this ____ day of January, 2006


                                       _________________________________________

                                       _________________________________________

                                       _________________________________________
                                       Signature(s)
                                       (Signatures  should  conform  to names as
                                       registered.  For  jointly  owned  shares,
                                       each owner should  sign.  When signing as
                                       attorney,    executor,     administrator,
                                       trustee,   guardian   or   officer  of  a
                                       corporation, please give full title.)

                 PLEASE MARK AND SIGN ABOVE AND RETURN PROMPTLY

                             YOUR VOTE IS IMPORTANT

================================================================================
Regardless of the number of shares you own, your vote is important. We want and need your input.

If you do not attend the Special Meeting to vote in person, your vote will not be counted unless a proxy representing your shares is presented at the meeting.

To ensure that your shares will be voted at the meeting, please MARK, SIGN, DATE AND PROMPTLY RETURN the enclosed Proxy card.

             If you do attend the meeting in person, you may revoke
                         your proxy and vote in person
================================================================================